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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints Ray M. Curran and Patrick J. Moore, and each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign Annual Reports on Form 10-K and all required interim reports and to file the same, with all exhibits thereto, and other documents in connection therewith, regarding Smurfit-Stone Container Corporation, a Delaware corporation, with the Securities and Exchange Commission and any other regulatory authority, granting unto said attorney-in-fact and agents, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or their substitutes, may lawfully do or cause to be done by virtue hereof.

        Signature                                   Title
------------------------------        ------------------------------------------


/s/ Michael W. J. Smurfit             Chairman of the Board and Director
------------------------------
Michael W. J. Smurfit

/s/ Ray M. Curran                     President, Chief Executive Officer
------------------------------
Ray M. Curran                         and Director (Principal Executive Officer)

/s/ Patrick J. Moore                  Vice President and Chief Financial
------------------------------
Patrick J. Moore                      Officer (Principal Financial Officer)

/s/ Paul K. Kaufmann                  Vice President and Controller
------------------------------
Paul K. Kaufmann                      (Principal Accounting Officer)

/s/ Richard A. Giesen                 Director
------------------------------
Richard A. Giesen

/s/ Alan E. Goldberg                  Director
------------------------------
Alan E. Goldberg

/s/ Howard E. Kilroy                  Director
------------------------------
Howard E. Kilroy

/s/ James J. O'Connor                 Director
------------------------------
James J. O'Connor

/s/ Jerry K. Pearlman                 Director
------------------------------
Jerry K. Pearlman

/s/ Thomas A. Reynolds, III           Director
------------------------------
Thomas A. Reynolds, III

/s/ Dermot F. Smurfit                 Director
------------------------------
Dermot F. Smurfit

/s/ Anthony P. J. Smurfit             Director
------------------------------
Anthony P.J. Smurfit



Date:  February 23, 2001